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                                                                   EXHIBIT 99.4

                 [LETTERHEAD OF DAKIN SECURITIES CORPORATION]

                                    CONSENT

  Dakin Securities Corporation hereby consents to the inclusion of its opinion letter dated July 16, 1997 in Amendment No. 1 to the Form S-4 Registration Statement filed by Ansan Pharmaceuticals, Inc.

October 8, 1997

                                          DAKIN SECURITIES CORPORATION

                                          /s/ John H. Dakin
                                          _____________________________________
                                          By: John H. Dakin
                                            Its Chairman